                          1997 ANNUAL REPORT


                                IDS
                                Managed Allocation
                                Fund
                                (prospectus enclosed)

[logo] The goal of IDS Managed Allocation Fund, a part of IDS Managed Retirement Fund, Inc., is to maximize total return through a combination of growth of capital and current income.

(THIS ANNUAL REPORT INCLUDES A PROSPECTUS THAT DESCRIBES IN DETAIL THE FUND'S OBJECTIVE, INVESTMENT POLICIES, RISKS, SALES CHARGES, FEES AND OTHER MATTERS OF INTEREST. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.)

                  [AMERICAN EXPRESS FINANCIAL ADVISORS LOGO]

            Distributed by American Express Financial Advisors Inc.

--------------------------------------------------------------------------------

       [MANAGED ALLOC. FUND ICON]

       GOING WHERE THE ACTION IS

       TODAY'S INVESTMENT MARKETPLACE
       IS CHANGING FASTER THAN EVER.
       THE KEY IS TO BE IN THE RIGHT
       PLACE AT THE RIGHT TIME.
       MANAGED ALLOCATION FUND HAS
       THAT POTENTIAL BECAUSE IT HAS
       THE FLEXIBILITY TO MAKE
       SWEEPING SHIFTS IN ITS ASSET
       MIX TO TAKE ADVANTAGE OF
       EXPECTED TRENDS IN FINANCIAL
       MARKETS. WHILE THE FOCUS
       HISTORICALLY HAS BEEN ON U.S.
       STOCKS, THE FUND CAN ALSO HOLD
       FOREIGN STOCKS, AS WELL AS
       DOMESTIC AND FOREIGN BONDS,
       PLUS CASH-EQUIVALENT
       INVESTMENTS. FOR INVESTORS,
       SUCH FLEXIBILITY CAN MEAN
       OPPORTUNITY.

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                   Contents

THE PURPOSE OF THIS ANNUAL REPORT IS TO TELL
INVESTORS HOW THE FUND PERFORMED.
1997 ANNUAL REPORT
From the chairman                                      4
From the portfolio manager                             4
The Portfolio's ten largest holdings                   6
Making the most of the Fund                            7
The Fund's long-term performance                       8
Independent auditors' report (Fund)                    9
Financial statements (Fund)                           10
Notes to financial statements (Fund)                  13
Independent auditors' report (Portfolio)              17
Financial statements (Portfolio)                      18
Notes to financial statements (Portfolio)             21
Investments in securities                             28
IDS mutual funds                                      40
Federal income tax information                        44
THE PROSPECTUS, WHICH IS BOUND INTO THE MIDDLE OF
THIS ANNUAL REPORT, DESCRIBES THE FUND IN DETAIL.
1997 PROSPECTUS
THE FUND IN BRIEF                                     3P
Goal                                                  3P
Investment policies and risks                         3P
Structure of the Fund                                 3P
Manager and distributor                               4P
Portfolio management team                             4P
Alternative purchase arrangements                     5P
SALES CHARGE AND FUND EXPENSES                        6P
PERFORMANCE                                           8P
Financial highlights                                  8P
Total return                                         10P
INVESTMENT POLICIES AND RISKS                        12P
Facts about investments and their risks              12P
Valuing Fund shares                                  16P
HOW TO PURCHASE, EXCHANGE OR REDEEM SHARES           17P
Alternative purchase arrangements                    17P
How to purchase shares                               19P
How to exchange shares                               22P
How to redeem shares                                 22P
Reductions and waivers of the sales charge           27P
SPECIAL SHAREHOLDER SERVICES                         32P
Services                                             32P
Quick telephone reference                            32P
DISTRIBUTIONS AND TAXES                              33P
Dividend and capital gain distributions              33P
Reinvestments                                        34P
Taxes                                                35P
How to determine the correct TIN                     37P
HOW THE FUND AND PORTFOLIO ARE ORGANIZED             38P
Shares                                               38P
Voting rights                                        38P
Shareholder meetings                                 38P
Special considerations regarding
 master/feeder structure                             39P
Board members and officers                           41P
Investment manager                                   43P
Administrator and transfer agent                     43P
Distributor                                          44P
ABOUT AMERICAN EXPRESS FINANCIAL CORPORATION         45P
General information                                  45P
APPENDICES
Descriptions of corporate bond ratings               47P
Descriptions of derivative instruments               49P

              (THIS ANNUAL REPORT IS NOT PART OF THE PROSPECTUS.)              3

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                   To our shareholders

        [PHOTO]

    WILLIAM R. PEARCE
    CHAIRMAN OF THE BOARD

        [PHOTO]

    STEVEN MERRELL
    PORTFOLIO MANAGER

FROM THE CHAIRMAN

If you're an experienced investor, you know that the past few years have been unusually strong ones in many financial markets. Perhaps just as important, history shows that bull markets don't last forever. Though they're often unpredictable, declines - whether they're brief or long-lasting, moderate or substantial - are always a possibility. We saw evidence of that in late October, when declines in certain Asian markets spawned a sharp drop in the U.S. stock market.

That fact reinforces the need for investors to periodically review their long-term goals and examine whether their investment program remains on track to achieving them. Your quarterly investment statements are one part of that monitoring process. The other is a meeting with your American Express financial advisor. That becomes even more important if there's a major change in your financial situation or in the financial markets.

[WILLIAM R. PEARCE SIGNATURE]

William R. Pearce

FROM THE PORTFOLIO MANAGER

A largely positive period for the U.S. stock and bond markets, as well as selected foreign stock markets, led to a productive fiscal year for IDS Managed Allocation Fund. For the 12 months - October 1996 through September 1997 - the Fund's gain was 20.8% for Class A shares. (This figure includes a substantial capital gain that was paid to shareholders in December 1996 and reduced the Fund's net asset value by the same amount at that time.)

For most of the year, the U.S. stock market enjoyed an environment characterized by a low inflation rate, generally low long-term interest rates, solid economic growth and robust corporate profits. With those fundamentals providing support, the market staged an impressive rally that was interrupted by just two moderate downturns - one last spring and another last August, both spawned by a run-up in long-term interest rates.

The U.S. bond market, on the other hand, was considerably more volatile,

4             (THIS ANNUAL REPORT IS NOT PART OF THE PROSPECTUS.)

as periodic concerns about greater economic growth causing a spike in inflation kept it off balance much of the time. Still, on the whole, bonds did manage to gain some ground over the 12 months.
A MORE CONSERVATIVE TACK

We continued to keep the portfolio well-diversified during the period, but we did make some shifts during the winter based on our belief that financial assets, especially U.S. stocks, had become more vulnerable to a downturn. Those moves included reducing the U.S. stock exposure and putting the extra money created by the reductions into cash reserves. That resulted in a mix of approximately 40% U.S. stocks, 20% foreign stocks, 25% cash equivalents, and 12% U.S. bonds and 3% foreign bonds, which we maintained through the end of the fiscal year.

In addition, to avoid the negative effect of a potential interest-rate rise in the U.S., we shortened the duration of our U.S. bond holdings and focused our investments on securities that are unaffected by rate changes in the U.S. Finally, last spring we increased our stock holdings in emerging markets such as Russia, Mexico and Argentina, a shift that paid off well for the Fund as those markets rallied sharply.

Little has changed in the investment environment as we begin a new fiscal year; at this point (mid-October), the fundamentals remain largely favorable. While that's encouraging, we continue to think a relatively conservative approach is the prudent one. Should the financial markets, especially the U.S. stock market, manage another strong advance in the months ahead, the Fund remains structured to participate, but to a lesser degree than the broad market. If, however, stocks and bonds should encounter trouble, we expect the Fund to fare comparatively well.

[STEVEN MERRELL SIGNATURE]
Steven Merrell
Portfolio manager

CLASS A

 12-MONTH PERFORMANCE
(ALL FIGURES PER SHARE)

NET ASSET VALUE (NAV)
------------------------------------------
Sept. 30, 1997                   $12.68
------------------------------------------
Sept. 30, 1996                   $12.20
------------------------------------------
Increase                         $ 0.48
------------------------------------------


DISTRIBUTIONS
OCT. 1, 1996 - SEPT. 30, 1997
------------------------------------------
From income                      $ 0.60
------------------------------------------
From capital gains               $ 1.21
------------------------------------------
Total distributions              $ 1.81
------------------------------------------

Total return*                     +20.8%**
------------------------------------------

CLASS B

 12-MONTH PERFORMANCE
(ALL FIGURES PER SHARE)

NET ASSET VALUE (NAV)
------------------------------------------
Sept. 30, 1997                   $12.63
------------------------------------------
Sept. 30, 1996                   $12.15
------------------------------------------
Increase                         $ 0.48
------------------------------------------

DISTRIBUTIONS
OCT. 1, 1996 - SEPT. 30, 1997
------------------------------------------
From income                      $ 0.51
------------------------------------------
From capital gains               $ 1.21
------------------------------------------
Total distributions              $ 1.72
------------------------------------------

Total return*                     +19.9%**
------------------------------------------

CLASS Y

 12-MONTH PERFORMANCE
(ALL FIGURES PER SHARE)

NET ASSET VALUE (NAV)
------------------------------------------
Sept. 30, 1997                   $12.68
------------------------------------------
Sept. 30, 1996                   $12.20
------------------------------------------
Increase                         $ 0.48
------------------------------------------

DISTRIBUTIONS
OCT. 1, 1996 - SEPT. 30, 1997
------------------------------------------
From income                      $ 0.61
------------------------------------------
From capital gains               $ 1.21
------------------------------------------
Total distributions              $ 1.82
------------------------------------------

Total return*                     +20.9%**
------------------------------------------

*THE PROSPECTUS DISCUSSES THE EFFECT OF SALES CHARGES, IF ANY, ON THE VARIOUS
 CLASSES.

**THE TOTAL RETURN IS A HYPOTHETICAL INVESTMENT IN THE FUND WITH ALL
  DISTRIBUTIONS REINVESTED.

              (THIS ANNUAL REPORT IS NOT PART OF THE PROSPECTUS.)              5

------------------------------------
                   The Portfolio's ten largest holdings

                                               PERCENT                    VALUE
                           (OF PORTFOLIO'S NET ASSETS)    (AS OF SEPT. 30, 1997)

 UNUM                                             1.55%             $46,612,500
 $2.34 Cv Pfd

 General Electric                                 1.20               36,045,900

 Coca-Cola                                        1.09               32,863,594

 US. Treasury Bond                                1.09               32,670,720
 6.75% 2000

 Philips Electronics                              1.07               32,067,849

 First Union                                      0.92               27,580,833

 BankAmerica                                      0.87               26,106,581

 Federal Natl Mtge Assn                           0.87               26,004,159
 7.50% 2024-2025

 Merck & Co                                       0.85               25,344,150

 Intel                                            0.81               24,370,500

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                          AS OF SEPT. 30,
                               1997
Top Ten Holdings                      10.32
Remainder of Portfolio                89.68

        THE TEN HOLDINGS LISTED
        HERE MAKE UP 10.32%
        OF THE PORTFOLIO'S NET
        ASSETS

6             (THIS ANNUAL REPORT IS NOT PART OF THE PROSPECTUS.)

--------------------------------
                   Making the most of the Fund

                   BUILD YOUR ASSETS SYSTEMATICALLY

                   One of the best ways to invest in the Fund is by dollar-cost averaging -- a time-tested strategy that can make market fluctuations work for you. To dollar-cost average, simply invest a fixed amount of money regularly. You'll automatically buy more shares when the Fund's share price is low, fewer shares when it is high.

                   Using this strategy does not ensure a profit or avoid a loss if the market declines, and requires that you be able to keep on investing on a regular basis, even when the price of your shares falls or the market declines. Investing in this manner can be an effective way to accumulate shares to meet your long-term goals.

                      HOW DOLLAR-COST AVERAGING WORKS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                  AMOUNT      PER-SHARE
                        MONTH    INVESTED   MARKET PRICE   NUMBER OF SHARES PURCHASED
By investing an             Jan       $100            $20                        5.00
equal number of             Feb        100             18                        5.56
dollars each              March        100             17                        5.88
month...
you automatically         April        100             15                        6.67
buy more shares             May        100             16                        6.25
when the per share         June        100             18                        5.56
market price is
low...                     July        100             17                        5.88
and fewer shares            Aug        100             19                        5.26
when the per share         Sept        100             21                        4.76
market price is
high.                       Oct        100             20                        5.00

                   You have paid an average price of only $17.91 per share over the 10 months, while the average market price actually was $18.10.

              (THIS ANNUAL REPORT IS NOT PART OF THE PROSPECTUS.)              7

--------------------------------
                   The Fund's long-term performance
                   THREE WAYS TO BENEFIT FROM A MUTUAL FUND:
                         - your shares increase in value when the Fund's
                          investments do well
                         - you receive capital gains when the gains on
                          investments sold by the Fund exceed losses
                         - you receive income when the Fund's stock dividends,
                          interest and short-term gains exceed its expenses.
                   All three make up your total return. And you potentially can increase your investment if, like most investors, you reinvest your dividends and capital gain distributions to buy additional shares of the Fund or another fund.

                   EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

HOW YOUR $10,000 HAS GROWN IN IDS MANAGED ALLOCATION
                        FUND
                                                       MANAGED ALLOCATION    LIPPER FLEXIBLE      S&P 500
                                                                             PORTFOLIO FUND
                                                            CLASS A               INDEX         STOCK INDEX
9/30/87                                                            $9,500              $10,000      $10,000
9/30/88                                                            $7,930              $10,749       $8,762
9/30/89                                                           $10,822              $12,561      $11,640
9/30/90                                                           $10,414              $12,055      $10,571
9/30/91                                                           $13,796              $15,125      $13,870
9/30/92                                                           $16,061              $16,644      $15,402
9/30/93                                                           $18,961              $19,033      $17,406
9/30/94                                                           $20,036              $19,139      $18,050
9/30/95                                                           $22,310              $22,659      $22,131
9/30/96                                                           $24,190              $25,337      $28,135
9/30/97                                                           $29,219              $31,304      $39,509

                    AVERAGE ANNUAL TOTAL RETURNS
                    (AS OF SEPT. 30, 1997)
                                                    1 year  Since       5 years  10 years
                                                            inception
                    Class A                         +14.75%        --%  +11.56%   +11.31%
                    Class B                         +15.87%   +16.19%*      --%       --%
                    Class Y                         +20.94%   +18.52%*      --%       --%

                         *INCEPTION DATE WAS MARCH 20, 1995.

                   On the graph above you can see how the Fund's total return compared to two widely cited performance indexes, the S&P 500 and the Lipper Flexible Portfolio Fund Index. In comparing Managed Allocation Fund (Class A) to the two indexes, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5%, while such charges are not reflected in the performance of the indexes.

                   Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Average annual total returns reflect the impact of the applicable sales charge up to a maximum of 5%. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results.

Assumes: -Holding period from 10/1/87 to 9/30/97. -Returns do not reflect taxes payable on distributions. -Reinvestment of all income and capital gain distributions for the Fund, with a value of $16,242. Also see "Performance" in the Fund's current prospectus.

Standard & Poor's 500 Stock Index (S&P 500), an unmanaged list of common stocks, is frequently used as a general measure of market performance. However, the S&P 500 companies are generally larger than those in which the Fund invests.

Lipper Flexible Portfolio Fund Index, an unmanaged index published by Lipper Analytical Services, Inc., includes 30 funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

8             (THIS ANNUAL REPORT IS NOT PART OF THE PROSPECTUS.)

------------------------------------
                    Independent auditors' report

                   THE BOARD AND SHAREHOLDERS
                   IDS MANAGED RETIREMENT FUND, INC.:

                   We have audited the accompanying statement of assets and liabilities of IDS Managed Allocation Fund (a series of IDS Managed Retirement Fund, Inc.) as of September 30, 1997, and the related statement of operations for the year then ended and the statements of changes in net assets for the year ended September 30, 1997 and the ten-month period ended September 30, 1996, and the financial highlights for the year ended September 30, 1997 and the ten-month period ended September 30, 1996 and for each of the years in the nine-year period ended November 30, 1995. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

                   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of IDS Managed Allocation Fund at September 30, 1997, and the results of its operations, changes in its net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

                   KPMG Peat Marwick LLP
                   Minneapolis, Minnesota
                   November 7, 1997

              (THIS ANNUAL REPORT IS NOT PART OF THE PROSPECTUS.)              9

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                     Financial statements

                   STATEMENT OF ASSETS AND LIABILITIES
                   IDS MANAGED ALLOCATION FUND
                   SEPT. 30, 1997

                     ASSETS
--------------------------------------------------------------------------
 Investment in Total Return Portfolio (Note 1)                                    $2,998,493,480
                                                                                  ---------------
 Total assets                                                                      2,998,493,480
                                                                                  ---------------
                                                                                  ---------------

                     LIABILITIES
--------------------------------------------------------------------------
 Accrued distribution fee                                                                  4,937

 Accrued service fee                                                                      14,101

 Accrued transfer agency fee                                                               9,400

 Accrued administrative services fee                                                       2,529

 Other accrued expenses                                                                  168,600
                                                                                  ---------------
 Total liabilities                                                                       199,567
                                                                                  ---------------
 Net assets applicable to outstanding capital stock                               $2,998,293,913
                                                                                  ---------------
                                                                                  ---------------

                     REPRESENTED BY
--------------------------------------------------------------------------
 Capital stock -- $.01 par value (Note 1)                                         $    2,364,932

 Additional paid-in capital                                                        2,315,617,412

 Undistributed net investment income                                                      71,009

 Accumulated net realized gain (loss)                                                337,881,864

 Unrealized appreciation (depreciation) on investments and on translation

    of assets and liabilities in foreign currencies                                  342,358,696
                                                                                  ---------------
 Total -- representing net assets applicable to outstanding capital stock         $2,998,293,913
                                                                                  ---------------
                                                                                  ---------------
 Net assets applicable to outstanding shares:       Class A                       $2,638,890,578

                                                    Class B                       $  241,201,931

                                                    Class Y                       $  118,201,404

 Net asset value per share of outstanding capital
     stock:                                         Class A shares   208,068,041  $        12.68

                                                    Class B shares    19,104,946  $        12.63

                                                    Class Y shares     9,320,191  $        12.68

See accompanying notes to financial statements.

10            (THIS ANNUAL REPORT IS NOT PART OF THE PROSPECTUS.)

                   STATEMENT OF OPERATIONS
                   IDS MANAGED ALLOCATION FUND
                   YEAR ENDED SEPT. 30, 1997

                     INVESTMENT INCOME
--------------------------------------------------------------------------
 Income:
 Dividends                                                                        $ 35,477,450
 Interest                                                                           62,824,744
    Less: Foreign taxes withheld                                                    (1,467,695)
                                                                                  -------------
 Total income                                                                       96,834,499
                                                                                  -------------
 Expenses (Note 2):
 Expenses allocated from Total Return Portfolio                                     14,119,283
 Distribution fee -- Class B                                                         1,493,192
 Transfer agency fee                                                                 3,514,153
 Incremental transfer agency fee -- Class B                                             23,551
 Service fee
    Class A                                                                          4,389,530
    Class B                                                                            346,382
    Class Y                                                                             46,928
 Administrative services fees and expenses                                             897,986
 Compensation of board members                                                          11,845
 Compensation of officers                                                                7,045
 Postage                                                                               211,222
 Registration fees                                                                     134,350
 Reports to shareholders                                                               132,166
 Audit fees                                                                              9,625
 Other                                                                                   7,192
                                                                                  -------------
 Total expenses                                                                     25,344,450
    Earnings credits on cash balances (Note 2)                                        (226,105)
                                                                                  -------------
 Total net expenses                                                                 25,118,345
                                                                                  -------------
 Investment income (loss) -- net                                                    71,716,154
                                                                                  -------------

                     REALIZED AND UNREALIZED GAIN (LOSS) -- NET
--------------------------------------------------------------------------
 Net realized gain (loss) on:
    Security transactions                                                          347,472,704
    Financial futures contracts                                                     (2,231,292)
    Foreign currency transactions                                                      402,840
    Option contracts written                                                           (85,119)
                                                                                  -------------
 Net realized gain (loss) on investments                                           345,559,133
 Net change in unrealized appreciation (depreciation) on investments
    and on translation of assets and liabilities in foreign currencies             122,452,877
                                                                                  -------------
 Net gain (loss) on investments and foreign currencies                             468,012,010
                                                                                  -------------
 Net increase (decrease) in net assets resulting from operations                  $539,728,164
                                                                                  -------------
                                                                                  -------------

See accompanying notes to financial statements.

              (THIS ANNUAL REPORT IS NOT PART OF THE PROSPECTUS.)             11

                    Financial statements

                   STATEMENTS OF CHANGES IN NET ASSETS
                   IDS MANAGED ALLOCATION FUND

                     OPERATIONS AND DISTRIBUTIONS                       SEPT. 30, 1997   SEPT. 30, 1996
------------------------------------------------------------------------------------

                                                                                             Ten-month
                                                                            Year ended    period ended
 Investment income (loss) -- net                                        $   71,716,154  $   53,050,579
 Net realized gain (loss) on investments                                   345,559,133     319,044,841
 Net change in unrealized appreciation (depreciation) on investments
    and on translation of assets and liabilities in foreign currencies     122,452,877    (180,937,833)
                                                                        --------------  ---------------
 Net increase (decrease) in net assets resulting from operations           539,728,164     191,157,587
                                                                        --------------  ---------------
 Distributions to shareholders from:
    Net investment income
        Class A                                                            (65,540,801)    (47,854,778)
        Class B                                                             (3,907,527)     (1,808,151)
        Class Y                                                             (3,162,775)     (2,284,060)
    Net realized gain
        Class A                                                           (292,030,274)   (123,949,698)
        Class B                                                            (20,916,577)     (3,984,417)
        Class Y                                                            (13,571,619)     (5,524,806)
                                                                        --------------  ---------------
 Total distributions                                                      (399,129,573)   (185,405,910)
                                                                        --------------  ---------------

                     CAPITAL SHARE TRANSACTIONS (NOTE 3)
--------------------------------------------------------------------------
 Proceeds from sales
    Class A shares (Note 2)                                                196,359,438     255,329,365
    Class B shares                                                          78,101,366      99,960,524
    Class Y shares                                                          32,047,202      31,094,078
 Reinvestment of distributions at net asset value
    Class A shares                                                         354,268,365     170,362,163
    Class B shares                                                          24,680,194       5,759,750
    Class Y shares                                                          16,734,394       7,808,866
 Payments for redemptions
    Class A shares                                                        (558,247,028)   (507,852,195)
    Class B shares (Note 2)                                                (35,890,509)    (20,560,821)
    Class Y shares                                                         (48,656,445)    (40,841,448)
                                                                        --------------  ---------------
 Increase (decrease) in net assets from capital share transactions          59,396,977       1,060,282
                                                                        --------------  ---------------
 Total increase (decrease) in net assets                                   199,995,568       6,811,959
 Net assets at beginning of period                                       2,798,298,345   2,791,486,386
                                                                        --------------  ---------------
 Net assets at end of period                                             2,998,293,913   2,798,298,345
                                                                        --------------  ---------------
 Undistributed net investment income                                    $       71,009  $      338,844
                                                                        --------------  ---------------
                                                                        --------------  ---------------

See accompanying notes to financial statements.

12            (THIS ANNUAL REPORT IS NOT PART OF THE PROSPECTUS.)

----------------------------------------
                   Notes to financial statements

                   IDS MANAGED ALLOCATION FUND

--------------------------------------------------------------------------
1

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
                   IDS Managed Allocation Fund is a series of IDS Managed Retirement Fund, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. IDS Managed Retirement Fund, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund offers Class A, Class B and Class Y shares. Class A shares are sold with a front-end sales charge. Class B shares may be subject to a contingent deferred sales charge and such shares automatically convert to Class A shares during the ninth calendar year of ownership. Class Y shares have no sales charge and are offered only to qualifying institutional investors.

                   All classes of shares have identical voting, dividend, liquidation and other rights, and the same terms and conditions, except that the level of distribution fee, transfer agency fee and service fee (class specific expenses) differs among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

                   INVESTMENT IN TOTAL RETURN PORTFOLIO

                   Effective May 13, 1996, the Fund began investing all of its assets in Total Return Portfolio (the Portfolio), a series of Growth and Income Trust, an open-end investment company that has the same objectives as the Fund. This was accomplished by transferring the Fund's assets to the Portfolio in return for a proportionate ownership interest in the Portfolio. Total Return Portfolio seeks to provide shareholders maximum total return through a combination of growth of capital and current income.

                   The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

                   The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the net assets of the Portfolio.

              (THIS ANNUAL REPORT IS NOT PART OF THE PROSPECTUS.)             13

                   Notes to financial statements

                   IDS MANAGED ALLOCATION FUND

                   The percentage of the Portfolio owned by the Fund at Sept. 30, 1997 was 99.98%. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio's "Notes to financial statements," which are included elsewhere in this report.

                   USE OF ESTIMATES

                   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

                   FEDERAL TAXES

                   Since the Fund's policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders, no provision for income or excise taxes is required.

                   Net investment income (loss) and net realized gains (losses) allocated from the Portfolio may differ for financial statement and tax purposes primarily because of the deferral of losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income
                   (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

                   On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $627,114 and accumulated net realized gain has been decreased by $627,114.

14            (THIS ANNUAL REPORT IS NOT PART OF THE PROSPECTUS.)

                   DIVIDENDS TO SHAREHOLDERS

                   Dividends declared and paid each calendar quarter from net investment income are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

-------------------------------------------------------------------
2

EXPENSES AND SALES CHARGES
                   In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

                   Effective March 20, 1995, the Fund entered into agreements with American Express Financial Corporation (AEFC) for providing administrative services and serving as transfer agent. Under its Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually. Additional administrative service expenses paid by the Fund are office expenses, consultants' fees and compensation of officers and employees. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees, organizational expenses and any other expenses properly payable by the Fund and approved by the board.

                   Under a separate Transfer Agency Agreement, AEFC maintains shareholder accounts and records. The Fund pays AEFC an annual fee per shareholder account for this service as follows:

                         - Class A $15

                         - Class B $16

                         - Class Y $15

                   Also effective March 20, 1995, the Fund entered into agreements with American Express Financial Advisors Inc. for distribution and shareholder servicing-related services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate of 0.75% of the Fund's average daily net assets attributable to Class B shares for distribution-related services.

              (THIS ANNUAL REPORT IS NOT PART OF THE PROSPECTUS.)             15

                   Notes to financial statements

                   IDS MANAGED ALLOCATION FUND

                   Under a Shareholder Service Agreement, the Fund pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.175% of the Fund's average daily net assets attributable to Class A and Class B shares and commencing on May 9, 1997, the fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

                   Sales charges received by American Express Financial Advisors Inc. for distributing Fund shares were $4,504,516 for Class A and $170,213 for Class B for the year ended Sept. 30, 1997.

                   During the year ended Sept. 30, 1997, the Fund's transfer agency fees were reduced by $226,105 as a result of earnings credits from overnight cash balances.

-------------------------------------------------------------------
3

CAPITAL SHARE TRANSACTIONS
                   Transactions in shares of capital stock for the periods indicated are as follows:

                                               Year ended Sept. 30, 1997
                                             Class A     Class B       Class Y
------------------------------------------------------------------------------
Sold                                      16,320,731   6,502,486    2,643,368

Issued for reinvested distributions       31,097,328   2,176,773    1,468,689

Redeemed                                 (46,167,773) (2,976,311)  (4,038,230)
------------------------------------------------------------------------------
Net increase (decrease)                    1,250,286   5,702,948       73,827
------------------------------------------------------------------------------

                                            Ten months ended Sept. 30, 1996
                                             Class A     Class B       Class Y
------------------------------------------------------------------------------
Sold                                      21,638,843   8,496,240    2,625,252

Issued for reinvested distributions       14,606,625     494,566      669,065

Redeemed                                 (42,955,266) (1,743,550)  (3,458,284)
------------------------------------------------------------------------------
Net increase (decrease)                   (6,709,798)  7,247,256     (163,967)
------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4

CHANGE OF FUND'S FISCAL YEAR
                   The By-Laws of the Fund were amended on Jan. 11, 1996, changing it's fiscal year end from Nov. 30 to Sept. 30, effective 1996.

-------------------------------------------------------------------
5

FINANCIAL HIGHLIGHTS
                   "Financial highlights" showing per share data and selected information is presented on pages 8 and 9 of the prospectus.

16            (THIS ANNUAL REPORT IS NOT PART OF THE PROSPECTUS.)

------------------------------------
                    Independent auditors' report

                   THE BOARD OF TRUSTEES AND UNITHOLDERS
                   GROWTH AND INCOME TRUST:

                   We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Total Return Portfolio (a series of Growth and Income Trust) as of September 30, 1997, the related statement of operations for the year then ended and the statements of changes in net assets for the year ended September 30, 1997 and for the period from May 13, 1996 (commencement of operations) to September 30, 1996. These financial statements are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements based on our audits.

                   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, and securities on loan we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Total Return Portfolio at September 30, 1997, and the results of its operations and the changes in its net assets for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

                   KPMG Peat Marwick LLP
                   Minneapolis, Minnesota
                   November 7, 1997

              (THIS ANNUAL REPORT IS NOT PART OF THE PROSPECTUS.)             17

------------------------------------
                     Financial statements

                   STATEMENT OF ASSETS AND LIABILITIES
                   TOTAL RETURN PORTFOLIO
                   SEPT. 30, 1997

                     ASSETS
-------------------------------------------------------------------
 Investments in securities, at value (Note 1)

 Investments in securities of unaffiliated issuers

    (identified cost $2,719,395,032)                $3,069,531,804

 Investments in securities of affiliated issuer

    (identified cost $13,079,176)                        5,857,500

 Dividends and accrued interest receivable              11,942,366

 Receivable for investment securities sold              52,365,358

 Unrealized appreciation on foreign currency
     contracts held, at value (Notes 1 and 4)               26,245

 U.S. government securities held as collateral
     (Note 5)                                            6,121,325
                                                    ---------------
 Total assets                                        3,145,844,598
                                                    ---------------

                     LIABILITIES
-------------------------------------------------------------------
 Disbursements in excess of cash on demand deposit

    (includes bank overdraft of $48,564,468)            49,525,597

 Payable for investment securities purchased            44,986,177

 Unrealized depreciation on foreign currency
     contracts held, at value (Notes 1 and 4)              112,220

 Payable upon return of securities loaned (Note 5)      51,943,360

 Accrued investment management services fee                 39,715

 Other accrued expenses                                     30,883
                                                    ---------------
 Total liabilities                                     146,637,952
                                                    ---------------
 Net assets                                         $2,999,206,646
                                                    ---------------
                                                    ---------------

See accompanying notes to financial statements.

18            (THIS ANNUAL REPORT IS NOT PART OF THE PROSPECTUS.)

                   STATEMENT OF OPERATIONS
                   TOTAL RETURN PORTFOLIO
                   YEAR ENDED SEPT. 30, 1997

                     INVESTMENT INCOME
--------------------------------------------------------------------------
 Income:

 Dividends                                                                             $ 35,485,471

 Interest                                                                                62,794,083

    Less: Foreign taxes withheld                                                         (1,468,029)
                                                                                       -------------
 Total income                                                                            96,811,525
                                                                                       -------------
 Expenses (Note 2):

 Investment management services fee                                                      13,358,064

 Compensation of board members                                                               27,806

 Custodian fees                                                                             670,730

 Audit fees                                                                                  28,875

 Other                                                                                       50,741
                                                                                       -------------
 Total expenses                                                                          14,136,216

    Earnings credits on cash balances (Note 2)                                              (13,747)
                                                                                       -------------
 Total net expenses                                                                      14,122,469
                                                                                       -------------
 Investment income (loss) -- net                                                         82,689,056
                                                                                       -------------

                     REALIZED AND UNREALIZED GAIN (LOSS) -- NET
--------------------------------------------------------------------------
 Net realized gain (loss) on:

    Security transactions (including loss of $1,184,513

      on sale of affiliated issuers) (Note 3)                                           347,541,692

    Financial futures contracts                                                          (2,231,806)

    Foreign currency transactions                                                           402,716

    Option contracts written (Note 7)                                                       (85,138)
                                                                                       -------------
 Net realized gain (loss) on investments                                                345,627,464

 Net change in unrealized appreciation (depreciation) on investments

    and on translation of assets and liabilities in foreign currencies                  122,489,698
                                                                                       -------------
 Net gain (loss) on investments and foreign currencies                                  468,117,162
                                                                                       -------------
 Net increase (decrease) in net assets resulting from operations                       $550,806,218
                                                                                       -------------
                                                                                       -------------

See accompanying notes to financial statements.

              (THIS ANNUAL REPORT IS NOT PART OF THE PROSPECTUS.)             19

                    Financial statements

                   STATEMENT OF CHANGES IN NET ASSETS
                   TOTAL RETURN PORTFOLIO

                     OPERATIONS
--------------------------------------------------------------------------

                                                                                For the period from
                                                                   Year ended      May 13, 1996* to
                                                               Sept. 30, 1997        Sept. 30, 1996
 Investment income (loss) -- net                              $    82,689,056   $       31,175,277

 Net realized gain (loss) on investments                          345,627,464           26,015,535

 Net change in unrealized appreciation

    (depreciation) of investments and on translation

    of assets and liabilities in foreign currencies               122,489,698           75,342,945
                                                              ---------------   -------------------
 Net increase (decrease) in net assets resulting from

    operations                                                    550,806,218          132,533,757

 Net contributions (withdrawals) from partners                   (350,789,437)       2,666,631,108
                                                              ---------------   -------------------
 Total increase (decrease) in net assets                          200,016,781        2,799,164,865

 Net assets at beginning of period (Note 1)                     2,799,189,865               25,000
                                                              ---------------   -------------------
 Net assets at end of period                                  $ 2,999,206,646   $    2,799,189,865
                                                              ---------------   -------------------
                                                              ---------------   -------------------

* Commencement of operations
See accompanying notes to financial statements.

20            (THIS ANNUAL REPORT IS NOT PART OF THE PROSPECTUS.)

----------------------------------------
                   Notes to financial statements

                   TOTAL RETURN PORTFOLIO

--------------------------------------------------------------------------
1

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
                   Total Return Portfolio (the Portfolio) is a series of Growth and Income Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Total Return Portfolio seeks to provide maximum total return through a combination of growth of capital and current income by investing in U.S. equity securities, U.S. and foreign debt securities, foreign equity securities and money market instruments. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio. On April 15, 1996, American Express Financial Corporation (AEFC) contributed $25,000 to the Portfolio. Operations did not formally commence until May 13, 1996, at which time, an existing fund transferred its assets to the Portfolio in return for an ownership percentage of the Portfolio.

                   Significant accounting polices followed by the Portfolio are summarized below:

                   USE OF ESTIMATES

                   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

                   VALUATION OF SECURITIES

                   All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or

              (THIS ANNUAL REPORT IS NOT PART OF THE PROSPECTUS.)             21

                   Notes to financial statements

                   TOTAL RETURN PORTFOLIO

                   approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

                   OPTION TRANSACTIONS

                   In order to produce incremental earnings, protect gains and facilitate buying and selling of securities for investment purposes, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where the completion of the obligation is dependent upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities and may write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity of profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

                   Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

                   FUTURES TRANSACTIONS

                   In order to gain exposure to or protect itself from changes in the market, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

22            (THIS ANNUAL REPORT IS NOT PART OF THE PROSPECTUS.)

                   Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

                   FOREIGN CURRENCY TRANSLATIONS
                   AND FOREIGN CURRENCY CONTRACTS

                   Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

                   The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete the obligations of the contract.

                   ILLIQUID SECURITIES

                   Investments in securities included issues that are illiquid. The Portfolio currently limits investments in illiquid securities to 10% of the net assets, at market value, at the time of purchase. The aggregate value of such securities at Sept. 30, 1997 was $9,395,750 representing 0.31% of the net assets. Pursuant to

              (THIS ANNUAL REPORT IS NOT PART OF THE PROSPECTUS.)             23

                   Notes to financial statements

                   TOTAL RETURN PORTFOLIO

                   guidelines adopted by the board, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above.

                   SECURITIES PURCHASED ON A WHEN-ISSUED BASIS

                   Delivery and payment for securities that have been purchased by the Portfolio on a forward-commitment or when-issued basis can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Portfolio's net assets the same as owned securities. The Portfolio designates cash or liquid high-grade debt securities at least equal to the amount of its commitment. As of Sept. 30, 1997, the Portfolio had entered into outstanding when-issued or forward-commitments of $1,996,219.

                   FEDERAL TAXES

                   For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Accordingly, as a "pass-through" entity, the Portfolio does not pay any income dividends or capital gain distributions.

                   OTHER

                   Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

-------------------------------------------------------------------
2

FEES AND EXPENSES
                   The Trust, on behalf of the Portfolio, has entered into an Investment Management Services Agreement with AEFC for managing its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 0.53% to 0.40% annually. The fees may be increased or decreased by a performance adjustment based on a comparison of the performance of Class A shares of IDS Managed Allocation Fund to the Lipper Flexible Portfolio Fund Index. The maximum adjustment is 0.08% of the

24            (THIS ANNUAL REPORT IS NOT PART OF THE PROSPECTUS.)

                   Portfolio's average daily net assets on an annual basis. The adjustment decreased the fee by $532,639 for the year ended Sept. 30, 1997.

                   Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

                   During the year ended Sept. 30, 1997, the Portfolio's custodian fees were reduced by $13,747 as a result of earnings credits from overnight cash balances.

                   Pursuant to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the units of the Trust.

-------------------------------------------------------------------
3

SECURITIES TRANSACTIONS
                   Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $2,436,278,174 and $3,296,916,611, respectively, for the year ended Sept. 30, 1997. For the same period, the portfolio turnover rate was 99%. Realized gains and losses are determined on an identified cost basis.

                   Brokerage commissions paid to brokers affiliated with AEFC were $314,054 for the year ended Sept. 30, 1997.

-------------------------------------------------------------------
4

FOREIGN CURRENCY CONTRACTS
                   At Sept. 30, 1997, the Portfolio had entered into foreign currency exchange contracts that obligate the Portfolio to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying

              (THIS ANNUAL REPORT IS NOT PART OF THE PROSPECTUS.)             25

                   Notes to financial statements

                   TOTAL RETURN PORTFOLIO

                   financial statements. See Summary of significant accounting policies. The terms of the open contracts are as follows:

                                          Currency to be   Currency to be    Unrealized     Unrealized
Exchange date                                  delivered         received  appreciation   depreciation
------------------------------------------------------------------------------------------------------
Oct. 1, 1997                                3,203,097        4,431,421     $      4,010  $          --
                                           U.S. Dollar    Canadian Dollar

Oct. 1, 1997                               79,117,881         654,527                --            965
                                          Japanese Yen      U.S. Dollar

Oct. 1, 1997                               10,512,617         310,565             5,851             --
                                         Philippine Peso    U.S. Dollar

Oct. 1, 1997                               71,785,743         593,026                --          1,720
                                          Japanese Yen      U.S. Dollar

Oct. 2, 1997                                1,438,498        1,986,810               --            604
                                           U.S. Dollar    Canadian Dollar

Oct. 2, 1997                                6,806,050         196,877                --            399
                                         Philippine Peso    U.S. Dollar

Oct. 2, 1997                               17,340,065        2,282,188               --          3,942
                                          Swedish Krona     U.S. Dollar

Oct. 3, 1997                                2,593,840        4,196,471           15,200             --
                                          British Pound     U.S. Dollar

Oct. 3, 1997                               10,293,311         297,637                --          1,720
                                         Philippine Peso    U.S. Dollar

Oct. 31, 1997                               1,755,783       10,423,469            1,184             --
                                           U.S. Dollar     French Franc

Oct. 31, 1997                               1,294,930        7,638,661               --          7,367
                                           U.S. Dollar     French Franc

Nov. 28, 1997                             3,987,828,460     33,220,000               --         95,503
                                          Japanese Yen      U.S. Dollar
                                                                                  -----         ------
Total                                                                      $     26,245  $     112,220

--------------------------------------------------------------------------------
5

LENDING OF PORTFOLIO SECURITIES
                   At Sept. 30, 1997, securities valued at $50,899,294 were on loan to brokers. For collateral, the Portfolio received $45,822,035 in cash and government securities valued at $6,121,325. Income from securities lending amounted to $506,611 for the year Sept. 30, 1997. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

-------------------------------------------------------------------
6

INTEREST RATE FUTURES CONTRACTS
                   At Sept. 30, 1997, investments in securities included securities valued at $12,250,800 that were pledged as collateral to cover initial margin deposits on 150 open sale contracts. The market value of the open sale contracts at Sept. 30, 1997 was $16,518,750 with a net unrealized loss of $228,094. See Summary of significant accounting policies.

26            (THIS ANNUAL REPORT IS NOT PART OF THE PROSPECTUS.)

-------------------------------------------------------------------
7

OPTION CONTRACTS WRITTEN
                   The number of contracts and premium amounts associated with option contracts written is as follows:

                                          Year ended Sept 30, 1997
                                                    Calls
                                         ---------------------------
                                          Contracts          Premium
--------------------------------------------------------------------
Balance Sept. 30, 1996                           --       $       --

Opened                                       49,000          107,800

Closed or expired                           (49,000)        (107,800)

Exercised                                        --               --
--------------------------------------------------------------------
Balance Sept. 30, 1997                           --       $       --
--------------------------------------------------------------------

See Summary of significant accounting policies.

              (THIS ANNUAL REPORT IS NOT PART OF THE PROSPECTUS.)             27

------------------------------------
               Investments in securities

               TOTAL RETURN PORTFOLIO                     (Percentages represent
               SEPT. 30, 1997                               value of investments
                                                         compared to net assets)

Investments in securities of unaffiliated issuers

 COMMON STOCKS (59.8%)

---------------------------------------

ISSUER                                              SHARES            VALUE(a)
AEROSPACE & DEFENSE (2.0%)
Boeing                                             234,132       $  12,745,561
Lockheed Martin                                    140,000          14,927,500
Northrop Grumman                                    65,000           7,889,375
Raytheon                                           181,200          10,713,450
Rockwell Intl                                      180,000          11,328,750
United Technologies                                 50,000           4,050,000
TOTAL                                                               61,654,636
AUTOMOTIVE & RELATED (1.3%)
Chrysler                                           458,800          16,889,575
Dana                                                75,000           3,703,125
Ford Motor                                         188,100           8,511,525
General Motors                                     100,700           6,740,606
Goodyear Tire & Rubber                              50,000           3,437,500
TOTAL                                                               39,282,331
BANKS AND SAVINGS & LOANS (4.3%)
BankAmerica                                        356,100          26,106,581
BankBoston                                         225,000          19,898,437
Citicorp                                            85,000          11,384,687
Credicorp                                           65,000(h)        1,235,000
First Union                                        550,928          27,580,833
KeyCorp                                            345,800          22,001,525
Mellon Bank                                         61,400           3,361,650
Norwest                                             49,800           3,050,250
Washington Mutual                                  229,700          16,021,575
TOTAL                                                              130,640,538
BEVERAGES & TOBACCO (1.9%)
Coca-Cola                                          539,300          32,863,594
Panamerican Beverages Cl A                          50,000           1,953,125
Philip Morris                                      550,000          22,859,375
TOTAL                                                               57,676,094
BUILDING MATERIALS & CONSTRUCTION (0.6%)
Georgia Pacific                                     25,000           2,609,375
Masco                                               75,000           3,435,937
Sherwin-Williams                                    74,700           2,198,981
Tyco Intl                                           69,100           5,670,519
Weyerhaeuser                                        50,000           2,968,750
TOTAL                                                               16,883,562
CHEMICALS (0.5%)
Du Pont (EI) de Nemours                            200,000          12,312,500
Praxair                                             40,000           2,047,500
TOTAL                                                               14,360,000
COMMUNICATIONS EQUIPMENT & SERVICES (0.5%)
Motorola                                           175,000          12,578,125
Tellabs                                             50,000(b)        2,575,000
TOTAL                                                               15,153,125
COMPUTERS & OFFICE EQUIPMENT (3.9%)
Cisco Systems                                      101,900(b)        7,445,069
Compaq Computer                                    194,000(b)       14,501,500
Computer Associates Intl                           165,500          11,884,969
First Data                                         350,000          13,146,875
Hewlett-Packard                                    150,000          10,434,375
Intl Business Machines                             175,000          18,539,062

---------------------------------------

ISSUER                                              SHARES            VALUE(a)
Microsoft                                          173,400(b)    $  22,942,987
Oracle                                             348,675(b)       12,704,845
Parametric Technology                               50,000(b)        2,206,250
Seagate Technology                                  65,000(b)        2,348,125
TOTAL                                                              116,154,057
ELECTRONICS (1.2%)
AMP                                                175,000           9,373,438
Intel                                              264,000          24,370,500
LSI Logic                                           52,500(b)        1,686,563
TOTAL                                                               35,430,501
ENERGY (1.8%)
Anadarko Petroleum                                 100,000           7,181,250
Mobil                                              250,000          18,500,000
Phillips Petroleum                                 100,000           5,162,500
Unocal                                             535,000          23,138,750
TOTAL                                                               53,982,500
ENERGY EQUIPMENT & SERVICES (0.2%)
Baker Hughes                                       150,000           6,562,500
FINANCIAL SERVICES (0.5%)
Providian Financial                                219,000           8,691,562
Travelers Group                                    114,000           7,780,500
TOTAL                                                               16,472,062
FOOD (1.6%)
ConAgra                                             50,000           3,300,000
CPC Intl                                           185,000          17,135,625
Quaker Oats                                        175,000           8,815,625
Sara Lee                                           300,000          15,450,000
Ralston-Purina Group                                30,000           2,655,000
TOTAL                                                               47,356,250
FURNITURE & APPLIANCES (0.3%)
Maytag                                             225,000           7,678,125
HEALTH CARE (5.2%)
ALZA                                               128,100(b)        3,714,900
Amgen                                              116,000(b)        5,560,750
Baxter Intl                                         85,000           4,441,250
Boston Scientific                                   91,400(b)        5,044,137
Bristol-Myers Squibb                               262,400          21,713,600
Guidant                                            109,600           6,137,600
Johnson & Johnson                                  369,000          21,263,625
Lilly (Eli)                                        154,100          18,559,419
Medtronic                                          202,600           9,522,200
Merck & Co                                         253,600          25,344,150
Perkin-Elmer                                        25,000           1,826,562
Pfizer                                             263,200          15,808,450
Schering-Plough                                    285,000          14,677,500
Warner-Lambert                                      25,000           3,373,438
TOTAL                                                              156,987,581
HEALTH CARE SERVICES (0.8%)
Service Corp Intl                                  368,400          11,857,875
Tenet Healthcare                                   200,000(b)        5,825,000
United Healthcare                                  100,000           5,000,000
TOTAL                                                               22,682,875

See accompanying notes to investments in securities.

28            (THIS ANNUAL REPORT IS NOT PART OF THE PROSPECTUS.)

Investments in securities of unaffiliated issuers

---------------------------------------

ISSUER                                              SHARES            VALUE(a)
HOUSEHOLD PRODUCTS (1.7%)
Colgate-Palmolive                                  160,000       $  11,150,000
Gillette                                           231,800          20,007,238
Procter & Gamble                                   287,600          19,862,375
TOTAL                                                               51,019,613
INDUSTRIAL EQUIPMENT & SERVICES (0.3%)
Case                                                50,000           3,331,250
Deere & Co                                          62,300           3,348,625
Illinois Tool Works                                 55,000           2,750,000
TOTAL                                                                9,429,875
INSURANCE (0.9%)
Aon                                                102,850           5,438,194
SunAmerica                                         150,000           5,878,125
UNUM                                               350,000          15,968,750
TOTAL                                                               27,285,069
MEDIA (0.1%)
Clear Channel Communications                        25,000(b)        1,621,875
CS Wireless Systems                                  2,255(b,l)             --
TOTAL                                                                1,621,875
METALS (0.7%)
Aluminum Co of America                             255,800          20,975,600
Bar Technologies
  with warrants                                      3,000(b)          150,000
TOTAL                                                               21,125,600
MULTI-INDUSTRY CONGLOMERATES (2.6%)
Dover                                               50,000           3,393,750
Eastman Kodak                                       64,000           4,156,000
Emerson Electric                                    87,600           5,047,950
General Electric                                   529,600          36,045,900
General Signal                                      73,200           3,165,900
Minnesota Mining & Mfg                              58,300           5,392,750
Textron                                             50,000           3,250,000
Westinghouse Electric                              398,000          10,770,875
Xerox                                               62,500           5,261,719
TOTAL                                                               76,484,844
PAPER & PACKAGING (0.8%)
Bemis                                              218,150           9,762,213
Intl Paper                                          50,000           2,753,125
Tenneco                                            225,000          10,771,875
TOTAL                                                               23,287,213
RESTAURANTS & LODGING (0.3%)
Hilton Hotels                                      280,000           9,432,500
RETAIL (2.3%)
American Stores                                    430,000          10,481,250
AutoZone                                           190,000(b)        5,700,000
Dayton Hudson                                      170,000          10,189,375
Jostens                                            150,000           4,068,750
Kroger                                             270,000(b)        8,150,625
Rite Aid                                           188,500          10,449,969
Wal-Mart Stores                                    566,700          20,755,388
TOTAL                                                               69,795,357

---------------------------------------

ISSUER                                              SHARES            VALUE(a)
TRANSPORTATION (0.1%)
CSX                                                 50,000       $   2,925,000
UTILITIES -- ELECTRIC (0.4%)
FPL Group                                           50,000           2,562,500
Southern Co                                        375,000           8,460,938
TOTAL                                                               11,023,438
UTILITIES -- GAS (0.2%)
Sonat                                              132,400           6,735,850
UTILITIES -- TELEPHONE (2.0%)
AirTouch Communications                            350,000(b)       12,403,125
Ameritech                                          130,000           8,645,000
BellSouth                                          210,000           9,712,500
GTE                                                270,000          12,251,250
U S WEST Communications Group                      200,000           7,700,000
WorldCom                                           267,000(b)        9,445,125
TOTAL                                                               60,157,000
FOREIGN (20.8%)(o)

ARGENTINA (0.1%)
Telefonica de Argentina ADR                         44,000(h)        1,611,500
AUSTRALIA (0.9%)
Broken Hill Proprietary                             63,895             745,861
M.I.M. Holdings                                  2,621,088(b)        3,215,684
Pasminco                                         3,807,000(b)        6,356,468
Westpac Banking                                  1,124,000(h)        7,098,895
WMC Limited                                        746,891           3,513,480
Woodside Petroleum                                 686,000           6,559,656
TOTAL                                                               27,490,044
AUSTRIA (0.1%)
Boehler-Uddeholm                                    43,600           3,664,750
BRAZIL (0.2%)
Centrais Eletricas Brasileiras ADR                 102,000(b,h)      2,672,003
Telecomunicacoes Brasileiras-Telebras ADR           33,000           4,248,750
TOTAL                                                                6,920,753
CANADA (0.9%)
Air Canada                                          98,600(b)          963,344
Northern Telecom                                   118,800          12,347,775
Petro-Canada                                       262,500(b)        4,777,908
Toronto-Dominion Bank                              237,557           8,089,299
TOTAL                                                               26,178,326
CHILE (--%)
Cia de Telecomunicaciones de Chile ADR              40,000(h)        1,295,000
FINLAND (0.3%)
Nokia Cl A                                         104,000(b)        9,890,249

See accompanying notes to investments in securities.

              (THIS ANNUAL REPORT IS NOT PART OF THE PROSPECTUS.)             29

               Investments in securities

               TOTAL RETURN PORTFOLIO                     (Percentages represent
               SEPT. 30, 1997                               value of investments
                                                         compared to net assets)

Investments in securities of unaffiliated issuers

 COMMON STOCKS (CONTINUED)

---------------------------------------

ISSUER                                              SHARES            VALUE(a)
FRANCE (2.2%)
Accor                                               61,732       $  11,404,393
Banque Nationale de Paris                          282,450          14,230,454
Lafarge                                            137,115(b)       10,049,068
Michelin Cl B                                      150,489(h)        8,548,421
SGS-Thomson Microelectronics                        39,471(b)        3,719,129
Societe Elf Acquitaine                              62,700(b)        8,370,357
Total Petroleum                                     81,000(b)        9,270,562
TOTAL                                                               65,592,384
GERMANY (1.2%)
Henkel KGaA                                        235,966          13,303,265
Hoechst                                            238,050          10,564,130
SGL Carbon                                          62,200           9,136,445
Teva Pharmaceutical Inds ADR                        27,500           1,533,125
TOTAL                                                               34,536,965
HONG KONG (1.3%)
Cheung Kong Holdings                             1,048,000(b)       11,782,889
China Merchants Holdings Intl                    1,100,000(b)        2,544,585
HSBC Holdings                                      386,800          12,946,653
Hutchison Whampoa                                  569,000           5,606,907
New World Development                            1,184,000           7,160,920
TOTAL                                                               40,041,954
ITALY (2.0%)
Credito Italiano                                 4,590,000(b,h)     12,417,979
ENI                                              2,468,420          15,544,260
Istituto Bancario San Paolo di Torino            1,008,710(b,h)      7,994,179
Telecom Italia                                   4,513,766          23,982,606
TOTAL                                                               59,939,024
JAPAN (2.5%)
Casio Computer                                     742,000(b,h)      6,639,271
DDI                                                    800(b)        4,016,570
Eisai                                              215,000(b)        3,847,556
Fujikura                                           770,000(b,h)      5,505,468
Kurita Water Inds                                  210,000(b)        4,193,040
Mitsubishi Motor                                   702,000(b)        3,605,965
Mitsumi Electric                                   287,000(b,h)      6,063,380
NEC                                                900,000(b)       10,961,060
Sanwa Bank                                         180,000(b,h)      2,207,125
Sony                                               100,000(b)        9,444,905
Sumitomo Bank                                      137,000(b)        2,065,783
Sumitomo Realty & Development                    1,325,000(b)       10,483,636
Tokyo Electron                                     120,000(b)        7,327,258
TOTAL                                                               76,361,017
MALAYSIA (--%)
Tenaga Nasional Berhad                             481,000(b)        1,297,295

---------------------------------------

ISSUER                                              SHARES            VALUE(a)

MEXICO (0.1%)
Fomento Economico Mexicano Cl B                    242,000       $   2,090,396
Telefonos de Mexico ADR Cl L                        32,000           1,656,000
TOTAL                                                                3,746,396
NETHERLANDS (3.2%)
Akzo Nobel                                          44,040(b)        7,527,013
Baan                                                43,656(b)        3,148,216
ING Groep                                          270,520          12,425,513
Philips Electronics                                378,930(b)       32,067,849
Royal Dutch Petroleum                              350,000          19,425,000
Royal Dutch Petroleum                              158,816(b)        8,890,950
Vendex                                             193,000(b)       11,444,796
TOTAL                                                               94,929,337
PERU (--%)
Telefonica del Peru ADR                             24,000(b)          567,000
PHILIPPINES (0.1%)
Philippine Long Distance Telephone ADR              56,900           1,543,413
RUSSIA (0.2%)
Lukoil Holding ADR                                  35,000(b,h)      3,410,225
Mosenergo ADR                                       80,000(b,c)      3,888,800
TOTAL                                                                7,299,025
SINGAPORE (0.5%)
City Developments                                  687,000(b)        4,446,747
Keppel Land                                        950,000(b)        2,397,515
Keppel Land with Warrants                          303,000(b)          215,933
Oversea-Chinese Banking                            451,440(b)        3,128,646
United Overseas Bank                               398,000(b)        2,940,438
TOTAL                                                               13,129,279
SPAIN (0.3%)
Telefonica de Espana                               310,050           9,742,945
SWEDEN (0.6%)
ABB AB Cl B                                         95,192           1,342,871
Ericcson Cl B                                      336,274          16,159,985
TOTAL                                                               17,502,856
SWITZERLAND (1.4%)
Credit Suisse Group                                 66,069(b)        8,927,015
Novartis                                            10,530(b)       16,146,531
Roche Holding                                        1,778          15,771,299
TOTAL                                                               40,844,845
TAIWAN (0.1%)
Compal Electronics                                 366,000(b)        1,304,858
Nan Ya Plastics                                    549,450(b)        1,315,530
TOTAL                                                                2,620,388

See accompanying notes to investments in securities.

30            (THIS ANNUAL REPORT IS NOT PART OF THE PROSPECTUS.)

Investments in securities of unaffiliated issuers

---------------------------------------

ISSUER                                              SHARES            VALUE(a)
UNITED KINGDOM (2.6%)
BG                                               2,300,578(b)    $   9,994,449
British Airways                                    192,920           2,110,038
British Telecommunications                         974,995           6,436,051
Glaxo Wellcome                                     360,700           8,108,264
Great Universal Stores                             622,700(b)        6,931,157
Johnson Matthey                                    445,179(b)        4,854,737
Lloyds TSB Group                                   362,283(b)        4,873,461
NFC                                              2,065,378           4,910,829
Shell Transport & Trading                        1,811,685(b)       13,244,122
SmithKline Beecham                                 728,320(b)        7,061,892
Unilever                                           335,140(b)        9,797,314
TOTAL                                                               78,322,314

TOTAL COMMON STOCKS OF UNAFFILIATED ISSUERS
(COST: $1,472,274,975)            $1,794,347,030

 PREFERRED STOCKS AND OTHER (1.7%)

---------------------------------------

ISSUER                                              SHARES            VALUE(a)
BNP
  Warrants                                          58,000       $     996,440
Pasminco
  Rights                                         1,087,714(o)          228,991
Paxson Communications
  12.5% Pay-in-kind Exchangeable                    19,700(i)        2,186,700
Unifi Communications
  Warrants                                           3,000              60,000
UNUM
  $2.34 Cv                                         550,000          46,612,500

TOTAL PREFERRED STOCKS AND OTHER
(COST: $34,528,494)                                              $  50,084,631

 BONDS (15.4%)

--------------------------------------------------------------------------------

ISSUER                                      COUPON   MATURITY     PRINCIPAL            VALUE(a)
                                              RATE      YEAR         AMOUNT
U.S. GOVERNMENT OBLIGATIONS (1.7%)
U.S. Treasury                              6.75 %      2000   $  32,000,000(m)    $  32,670,720
                                           6.25        2023       9,700,000           9,420,834
TIPS                                       3.375       2007       8,103,920(k)        7,949,378
TOTAL                                                                                50,040,932
MORTGAGE-BACKED SECURITIES (1.8%)
Federal Home Loan Mtge                     7.50        2025      25,511,531          26,004,159
                                           8.50        2026       4,318,236           4,518,386
                                           8.50        2027       2,228,880           2,332,188
Federal Natl Mtge Assn                     7.50        2024      17,046,013          17,412,502
Structured Asset Securities Corp           6.76        2028       2,500,000           2,519,923
TOTAL                                                                                52,787,158
AEROSPACE & DEFENSE (0.3%)
Alliant Techsystems                       11.75        2003       2,000,000           2,220,000
L-3 Communications                        10.375       2007       1,035,000(c)        1,120,388
Newport News Shipbuilding                  8.625       2006         800,000             836,000
Northrop-Grumman                           7.75        2016       5,000,000           5,319,900
TOTAL                                                                                 9,496,288
AIRLINES (0.2%)
Northwest Airlines Cl B                    8.07        2015       3,965,851           4,203,960
Northwest Airlines Cl C                    8.97        2015       1,964,615           2,106,500
TOTAL                                                                                 6,310,460
BANKS AND SAVINGS & LOANS (0.2%)
First Nationwide Holdings                 10.625       2003       1,960,000           2,165,800
GreenPoint Financial                       9.10        2027       1,300,000(c)        1,374,906
U.S. Trust Capital                         8.41        2027       1,500,000(c)        1,567,815
Washington Mutual                          8.375       2027       1,500,000(c)        1,570,200
TOTAL                                                                                 6,678,721
BUILDING MATERIALS & CONSTRUCTION (0.2%)
AAF McQuay                                 8.875       2003       2,535,000           2,528,663
Southdown                                 10.00        2006       2,350,000           2,573,250
TOTAL                                                                                 5,101,913

See accompanying notes to investments in securities.
              (THIS ANNUAL REPORT IS NOT PART OF THE PROSPECTUS.)             31

               Investments in securities

               TOTAL RETURN PORTFOLIO                     (Percentages represent
               SEPT. 30, 1997                               value of investments
                                                         compared to net assets)

Investments in securities of unaffiliated issuers

 BONDS (CONTINUED)

--------------------------------------------------------------------------------

ISSUER                                      COUPON   MATURITY     PRINCIPAL            VALUE(a)
                                              RATE      YEAR         AMOUNT
COMMUNICATIONS EQUIPMENT & SERVICES (0.6%)
Intl Cable Telephone Cv                    7.25 %      2005   $  14,500,000       $  15,913,750
Unifi Communications                      14.00        2004       3,000,000           2,970,000
TOTAL                                                                                18,883,750
ELECTRONICS (0.1%)
Thomas & Betts                             6.50        2006       4,500,000           4,398,300
ENERGY (--%)
Forcenergy                                 9.50        2006       1,000,000           1,050,000
ENERGY EQUIPMENT & SERVICES (0.2%)
Cliff Drilling                            10.25        2003       3,000,000(c)        3,262,500
DI Industries                              8.875       2007       1,500,000           1,541,250
TOTAL                                                                                 4,803,750
FINANCIAL SERVICES (0.1%)
Airplanes Cl D                            10.875       2019       2,750,000           3,141,875
FOOD (0.1%)
Ameriserve Food                           10.125       2007       1,750,000(c)        1,828,750
FURNITURE & APPLIANCES (0.2%)
Interface                                  9.50        2005       2,500,000           2,653,125
Lifestyle Furniture                       10.875       2006       3,250,000           3,648,125
TOTAL                                                                                 6,301,250
HEALTH CARE (0.2%)
Lilly (Eli)                                6.77        2036       5,000,000           4,898,900
HEALTH CARE SERVICES (0.4%)
Manor Care                                 7.50        2006       7,000,000           7,298,130
Owens & Minor                             10.875       2006       1,200,000           1,323,000
Vencor                                     8.625       2007       4,000,000(c)        4,080,000
TOTAL                                                                                12,701,130
HOUSEHOLD PRODUCTS (0.1%)
Revlon Worldwide
  Zero Coupon                              6.43        1998       3,000,000(e)        2,955,000
INDUSTRIAL EQUIPMENT & SERVICES (0.1%)
AGCO                                       8.50        2006       2,800,000           2,912,000
INSURANCE (0.8%)
American United Life                       7.75        2026       5,000,000(p)        4,921,000
Executive Risk Capital Trust               8.675       2027       1,500,000           1,590,540
Metropolitan Life Insurance                7.80        2025       4,800,000(c)        4,921,584
Minnesota Mutual Life                      8.25        2025       4,500,000(c)        4,931,685
Nationwide Trust                           9.875       2025       5,000,000(c)        5,701,300
Zurich Capital Trust                       8.38        2037       1,875,000(c)        2,008,894
TOTAL                                                                                24,075,003
LEISURE TIME & ENTERTAINMENT (0.7%)
Icon Fitness
  Zero Coupon                             15.91        2001       2,700,000(f)        1,464,750
Plitt Theatres                            10.875       2004       5,000,000           5,362,500
Speedway Motorsports                       8.50        2007       2,000,000(c)        2,020,000
Time Warner                                9.15        2023      10,000,000          11,653,400
TOTAL                                                                                20,500,650

See accompanying notes to investments in securities.

32            (THIS ANNUAL REPORT IS NOT PART OF THE PROSPECTUS.)

Investments in securities of unaffiliated issuers

--------------------------------------------------------------------------------

ISSUER                                      COUPON   MATURITY     PRINCIPAL            VALUE(a)
                                              RATE      YEAR         AMOUNT
MEDIA (0.9%)
Cablevision Systems                       10.50 %      2016   $   3,000,000       $   3,397,500
CS Wireless Systems
  Zero Coupon                             11.38        2001       3,855,000(f)        1,040,850
Heritage Media Services                    8.75        2006       5,000,000           5,393,750
Lamar Advertising                          9.625       2006         800,000             846,000
MDC Communications                        10.50        2006       1,000,000           1,081,250
News America Holdings                     10.125       2012       2,175,000           2,535,419
TCI Communications                         8.75        2015       5,000,000           5,508,750
Univision Network Holdings                 7.00        2002       7,500,000           7,696,875
TOTAL                                                                                27,500,394
METALS (0.2%)
Bar Technologies                          13.50        2001       3,000,000(c)        3,225,000
EnviroSource                               9.75        2003         530,000             535,300
EnviroSource Series B                      9.75        2003       1,300,000           1,313,000
TOTAL                                                                                 5,073,300
MULTI-INDUSTRY CONGLOMERATES (0.2%)
Pierce Leahy                              11.125       2006         488,000(c)          552,660
Prime Succession                          10.75        2004       1,275,000           1,418,438
USI American Holdings                      7.25        2006       3,000,000           2,966,070
TOTAL                                                                                 4,937,168
PAPER & PACKAGING (0.2%)
Gaylord Container                          9.75        2007       1,300,000(c)        1,322,750
Owens-Illinois                             7.85        2004       2,000,000           2,070,400
Silgan Holdings                            9.00        2009       2,050,000           2,111,500
Stone Container                           12.25        2002       1,000,000           1,041,250
TOTAL                                                                                 6,545,900
RETAIL (0.6%)
Dayton Hudson                              8.50        2022       2,500,000           2,684,375
Kroger                                     8.15        2006       5,000,000           5,443,750
Wal-Mart Stores                            7.00        2006       9,342,863(c)        9,519,629
TOTAL                                                                                17,647,754
TEXTILES & APPAREL (0.1%)
Dominion Textiles                          9.25        2006       3,500,000           3,657,500
TRANSPORTATION (0.1%)
Enterprise Rent-A-Car                      6.95        2006       3,000,000(c)        3,001,122
UTILITIES -- ELECTRIC (0.6%)
Cleveland Electric Illuminating            7.19        2000       3,000,000(c)        3,031,350
CMS Energy                                 8.125       2002       2,900,000           2,963,597
El Paso Electric                           7.75        2001       5,000,000           5,113,250
Public Service Electric & Gas              6.75        2016       7,365,000           7,235,302
TOTAL                                                                                18,343,499
UTILITIES -- GAS (0.2%)
Columbia Gas Systems                       7.32        2010       5,043,000           5,119,401

See accompanying notes to investments in securities.

              (THIS ANNUAL REPORT IS NOT PART OF THE PROSPECTUS.)             33

               Investments in securities

               TOTAL RETURN PORTFOLIO                     (Percentages represent
               SEPT. 30, 1997                               value of investments
                                                         compared to net assets)

Investments in securities of unaffiliated issuers

 BONDS (CONTINUED)

--------------------------------------------------------------------------------

ISSUER                                      COUPON   MATURITY     PRINCIPAL            VALUE(a)
                                              RATE      YEAR         AMOUNT
UTILITIES -- TELEPHONE (0.3%)
Geotek Communications Cv                  12.00 %      2001   $   2,485,000(p)    $   2,112,250
Omnipoint                                 11.625       2006       5,000,000           5,225,000
Worldcom                                   7.75        2007       3,000,000           3,164,760
TOTAL                                                                                10,502,010
MISCELLANEOUS (0.5%)
Adams Outdoor Advertising                 10.75        2006       3,900,000           4,280,250
BTI Telecom                               10.50        2007       1,600,000           1,648,000
New Jersey Economic Development            7.425       2029       3,000,000           3,152,850
Outsourcing Solutions                     11.00        2006       1,075,000           1,191,906
PLD Telekom
  Zero Coupon                             16.19        1998       3,000,000(f)        2,827,500
PTC Intl Finance                          10.75        2007       2,000,000(c)        1,310,000
Transamerican Energy                      11.50        2002         900,000(c)          900,000
Transamerican Energy
  Zero Coupon                             13.00        2002       1,300,000(c,f)      1,033,500
TOTAL                                                                                16,344,006
FOREIGN (3.5%)(o)
Alfa Bank
  (U.S. Dollar)                           11.22        1997       1,000,000(g)        1,000,000
Alfa-Russia Finance
  (U.S. Dollar)                           10.375       2000       4,000,000           3,978,400
Australis Media
  (U.S. Dollar) Zero Coupon                5.30        2003       5,000,000(e)        4,100,000
Avto Bank
  (U.S. Dollar)                           10.98        1997       2,000,000(c,g)      2,000,000
Cia Latino Americana
  (U.S. Dollar)                           11.625       2004       1,150,000(c)        1,226,188
City of Moscow
  (U.S. Dollar)                            9.50        2000       3,000,000(c)        3,097,500
  (U.S. Dollar) Zero Coupon               10.96        1997       2,000,000(e)        1,931,400
Copel
  (U.S. Dollar)                            9.75        2005       2,000,000(c)        2,062,500
Corporacion Andina De Fomento
  (U.S. Dollar)                            7.10        2003       6,500,000           6,604,715
Dao Heng Bank
  (U.S. Dollar)                            7.75        2007       2,500,000(c)        2,522,600
DGS Intl
  (U.S. Dollar)                           10.00        2007       2,400,000(c)        2,460,000
Espiritu Santo-Escelsa
  (U.S. Dollar)                           10.00        2007       3,000,000(c)        3,015,000
FSW Intl
  (U.S. Dollar)                           12.50        2006       2,250,000           2,221,875
Govt of Argentina
  (U.S. Dollar)                            9.75        2027       2,500,000           2,512,500
Govt of Ecuador
  (U.S. Dollar)                            6.69        2015       3,280,680           2,378,493
Govt of Poland PDI Euro
  (U.S. Dollar)                            4.00        2014       4,150,000           3,636,438
Govt of Russia- IAN Bonds
  (U.S. Dollar)                            6.60        2049       2,500,000           2,062,500
Govt of Russia
  (U.S. Dollar) Zero Coupon               10.82        2020       2,675,000(e,j)      1,989,531
Greater Beijing First
  (U.S. Dollar)                            9.25        2004       1,200,000(c)        1,172,256
  (U.S. Dollar)                            9.50        2007       1,400,000(c)        1,354,668

See accompanying notes to investments in securities.

34            (THIS ANNUAL REPORT IS NOT PART OF THE PROSPECTUS.)

Investments in securities of unaffiliated issuers

--------------------------------------------------------------------------------

ISSUER                                      COUPON   MATURITY     PRINCIPAL            VALUE(a)
                                              RATE      YEAR         AMOUNT
Grupo Iusacell
  (U.S. Dollar)                           10.00 %      2004   $   1,000,000(c)    $   1,036,250
Grupo Televisa
  (U.S. Dollar)                           11.375       2003       2,750,000           3,059,375
Guangdong Enterprises
  (U.S. Dollar)                            8.875       2007       2,200,000(c)        2,241,118
Hutchinson Whampoa
  (U.S. Dollar)                            7.50        2027       1,650,000(c)        1,632,295
Hyundai Semiconductor
  (U.S. Dollar)                            8.625       2007       5,000,000(c)        5,164,850
Imexsa Export Trust
  (U.S. Dollar)                           10.125       2003       3,000,000(c)        3,202,500
Jasmine Submarine Telecom
  (U.S. Dollar)                            8.48        2011       3,700,000(c)        3,656,340
Mexican Cetes
  (Mexican Peso) Zero Coupon              23.32        1998      12,775,000(e)        1,446,641
Ministry Finance Russia
  (U.S. Dollar)                            9.25        2001         850,000(c)          882,938
  (U.S. Dollar)                           10.00        2007       2,500,000(c)        2,650,000
Petrozuata Finance
  (U.S. Dollar)                            7.63        2009       2,000,000(c)        2,061,720
  (U.S. Dollar)                            8.22        2017       3,000,000(c)        3,171,750
Philippine Long Distance Telephone
  (U.S. Dollar)                            7.85        2007       1,250,000(c)        1,196,338
  (U.S. Dollar)                            8.35        2017       1,000,000(c)          937,250
Pindo Deli Finance
  (U.S. Dollar)                           10.75        2007       1,300,000(c)        1,316,250
Province of Mendoza
  (U.S. Dollar)                           10.00        2007       2,000,000(c)        2,045,000
Republic of Panama
  (U.S. Dollar)                            7.875       2002       1,000,000(c)        1,001,840
Rogers Cantel
  (U.S. Dollar)                            9.375       2008       2,800,000           3,003,000
Southern Peru
  (U.S. Dollar)                            7.90        2007       1,000,000(c)        1,035,310
Tjiwi Kimia Finance
  (U.S. Dollar)                           10.00        2004       2,900,000(c)        2,863,750
Veninfotel
  (U.S. Dollar) Cv Pay-in-kind            10.00        2002       2,250,000(i,p)      2,362,500
Veritas Holdings
  (U.S. Dollar)                            9.625       2003       2,000,000(c)        2,145,000
Zhuhai Highway
  (U.S. Dollar)                           12.00        2008       5,000,000(c)        5,712,500
TOTAL                                                                               105,151,079

TOTAL BONDS
(COST: $450,114,681)                                                                462,688,963

See accompanying notes to investments in securities.

              (THIS ANNUAL REPORT IS NOT PART OF THE PROSPECTUS.)             35

               Investments in securities

               TOTAL RETURN PORTFOLIO                     (Percentages represent
               SEPT. 30, 1997                               value of investments
                                                         compared to net assets)

Investments in securities of unaffiliated issuers

 SHORT-TERM SECURITIES (25.4%)

---------------------------------------

ISSUER                                    ANNUALIZED         AMOUNT              VALUE(a)
                                            YIELD ON     PAYABLE AT
                                             DATE OF       MATURITY
                                            PURCHASE
U.S. GOVERNMENT AGENCIES (1.7%)
Federal Home Loan Mtge Corp Disc Nt
  10-07-97                                   5.46%     $11,200,000        $    11,189,864
  10-10-97                                   5.43        8,000,000              7,989,180
  10-15-97                                   5.42        4,300,000              4,290,970
Federal Natl Mtge Assn
  10-17-97                                   5.46       12,500,000             12,469,722
  11-07-97                                   5.47       15,265,000             15,179,573
TOTAL                                                                          51,119,309
COMMERCIAL PAPER (23.0%)
ABB Treasury Center USA
  11-21-97                                   5.58        6,000,000(d)           5,950,779
  12-01-97                                   5.59        5,000,000(d)           4,951,347
A.I. Credit
  10-09-97                                   5.66       10,000,000              9,987,250
  10-21-97                                   5.55        8,000,000              7,974,470
Albertson's
  10-23-97                                   5.54       10,800,000             10,763,568
American General Finance
  10-23-97                                   5.55        6,700,000              6,677,440
  10-30-97                                   5.54       10,000,000              9,955,614
  11-04-97                                   5.55       19,800,000             19,696,963
Ameritech Capital Funding
  10-20-97                                   5.65       10,000,000              9,969,737
Associates Corp North America
  11-05-97                                   5.55       15,000,000             14,919,646
Avco Financial Services
  10-14-97                                   5.65       10,000,000              9,976,744
  11-25-97                                   5.58       11,500,000             11,399,435
  12-03-97                                   5.59        7,100,000              7,028,685
Barclays U.S. Funding
  10-28-97                                   5.53       15,000,000             14,938,125
BHP Finance
  11-10-97                                   5.58       17,500,000             17,392,083
BellSouth Telecommunications
  10-29-97                                   5.55       14,900,000             14,836,029
Beneficial
  10-22-97                                   5.55        7,000,000              6,975,247
CAFCO
  11-05-97                                   5.56        9,400,000(d)           9,349,462
Campbell Soup
  10-23-97                                   5.53       19,800,000(d)          19,733,450
  11-18-97                                   5.54        7,000,000(d)           6,946,862
Cargill Global
  10-17-97                                   5.55        8,200,000(d)           8,179,956
  11-07-97                                   5.59        2,600,000(d)           2,584,526
  11-18-97                                   5.49        1,800,000(d)           1,786,336
CIT Group Holdings
  10-16-97                                   5.55       15,000,000             14,965,500
  11-04-97                                   5.54        4,400,000              4,377,103
Commercial Credit
  11-06-97                                   5.58        7,100,000              7,058,198
  11-07-97                                   5.54       16,000,000             15,909,391
Commerzbank U.S. Finance
  10-29-97                                   5.55       14,300,000             14,238,494

---------------------------------------

ISSUER                                    ANNUALIZED         AMOUNT              VALUE(a)
                                            YIELD ON     PAYABLE AT
                                             DATE OF       MATURITY
                                            PURCHASE

CPC Intl
  10-20-97                                   5.56%     $ 5,000,000(d)     $     4,983,546
Deutsche Bank Financial
  10-20-97                                   5.53       16,600,000             16,551,814
  10-29-97                                   5.53       13,000,000             12,944,389
Fleet Funding
  10-10-97                                   5.54        9,538,000(d)           9,524,885
Ford Motor Credit
  10-10-97                                   5.54        9,100,000              9,086,205
  10-06-97                                   5.53       17,000,000             16,986,990
Gannett
  10-15-97                                   5.53        9,300,000(d)           9,280,108
  11-06-97                                   5.54       13,200,000             13,127,400
Gateway Fuel
  10-30-97                                   5.53       12,000,000             11,946,833
General Electric Capital
  11-12-97                                   5.58       11,400,000             11,326,318
Goldman Sachs Group
  10-03-97                                   5.52        4,500,000              4,498,622
  11-13-97                                   5.55       10,300,000             10,232,212
  11-14-97                                   5.55       11,700,000             11,621,207
Household Finance
  10-24-97                                   5.54       15,000,000             14,947,196
Kredietbank North America Finance
  10-27-97                                   5.53       15,000,000             14,940,362
Metlife Funding
  10-08-97                                   5.54       14,400,000             14,383,551
  10-16-97                                   5.53       16,889,000             16,850,296
  10-17-97                                   5.55       15,000,000             14,960,548
Morgan Stanley Group
  10-08-97                                   5.55        3,700,000              3,695,564
  10-22-97                                   5.55        9,300,000              9,270,108
NBD Bank Canada
  10-31-97                                   5.56        4,300,000              4,280,148
Nestle Capital
  10-06-97                                   5.53       16,900,000             16,887,067
New Center Asset Trust
  10-17-97                                   5.54        2,000,000              1,995,102
Paccar Financial
  10-28-97                                   5.54        6,200,000              6,174,332
  10-17-97                                   5.56          500,000                498,767
Pitney Bowes Credit
  10-20-97                                   5.75        4,200,000              4,186,394
Reed Elsevier
  10-07-97                                   5.57       10,400,000(d)          10,389,026
  10-29-97                                   5.55        5,500,000(d)           5,476,387
  11-05-97                                   5.56        9,600,000(d)           9,545,703
SBC Communications Capital
  10-23-97                                   5.55       10,000,000(d)           9,966,389
  10-28-97                                   5.55       10,000,000(d)           9,953,032
  11-05-97                                   5.56        9,600,000(d)           9,548,387
  11-07-97                                   5.56        8,500,000(d)           8,451,689
  12-12-97                                   5.60        8,000,000(d)           7,908,345
Southern California Gas
  11-20-97                                   5.57        5,800,000(d)           5,754,107
Toyota Motor Credit
  11-03-97                                   5.56        4,600,000              4,575,003

See accompanying notes to investments in securities.

36            (THIS ANNUAL REPORT IS NOT PART OF THE PROSPECTUS.)

Investments in securities of unaffiliated issuers

---------------------------------------

ISSUER                                    ANNUALIZED         AMOUNT              VALUE(a)
                                            YIELD ON     PAYABLE AT
                                             DATE OF       MATURITY
                                            PURCHASE


UBS Finance (Delaware)
  10-06-97                                   5.53%     $18,600,000        $    18,585,766
USAA Capital
  10-22-97                                   5.53        4,600,000              4,585,215
  11-03-97                                   5.56       18,000,000             17,903,929
  12-02-97                                   5.58       13,000,000             12,871,463
TOTAL                                                                         689,216,845
LETTERS OF CREDIT (0.7%)
Bank of America-
AES Barbers Point
  10-17-97                                   5.53        4,700,000              4,688,532
Bank of America-
Formosa Plastics
  11-21-97                                   5.58        9,500,000              9,422,067
Student Loan Marketing Assn-
Nebraska Higher Education
  10-30-97                                   5.56        8,000,000              7,964,427
TOTAL                                                                          22,075,026

TOTAL SHORT-TERM SECURITIES
(COST: $762,476,882)                                                          762,411,180

---------------------------------------

TOTAL INVESTMENTS IN SECURITIES OF UNAFFILIATED ISSUERS
  (COST: $2,719,395,032)                                                   $3,069,531,804
Investments in securities of affiliated issuer (n)

 COMMON STOCK (0.2%)

---------------------------------------

ISSUER                                               SHARES              VALUE(a)
China North Inds                                 16,500,000(b,o)  $     5,857,500

TOTAL INVESTMENTS IN SECURITIES OF AFFILIATED ISSUER
(COST: $13,079,176)                                               $     5,857,500

TOTAL INVESTMENTS IN SECURITIES
(COST: $2,732,474,208)(q)                                         $ 3,075,389,304
                                                                  ---------------
                                                                  ---------------

See accompanying notes to investments in securities.

              (THIS ANNUAL REPORT IS NOT PART OF THE PROSPECTUS.)             37

Investment in securities
TOTAL RETURN PORTFOLIO
SEPT. 30, 1997

 NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing.

(c) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(e) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(f) For those zero coupon bonds that become coupon paying at a future date, the interest rate disclosed represents the annualized effective yield from the date of acquisition to interest reset date disclosed.

(g) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Sept. 30, 1997.

(h) Security is partially or fully on loan. See Note 5 to the financial statements.

(i) Pay-in-kind securities are securities in which the issuer has the option to make interest or dividend payments in cash or in additional securities. The securities issued as interest or dividends usually have the same terms, including maturity date, as the pay-in-kind securities.

(j) At Sept. 30, 1997, the cost of securities purchased, including interest purchased, on a when-issued basis was $1,996,219.

(k) U.S. Treasury inflation-protection securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semi-annual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(l) Negligible market value.

(m) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 6 to the financial statements):

                                                            NOTIONAL
 TYPE OF SECURITY                                             AMOUNT

 SALE CONTRACTS

 U.S. Treasury Note Dec. 97 10-year notes               $15,000,000

(n) Investments representing 5% or more of the outstanding voting securities of the issuer. Transactions with companies that are or were affiliates during the year ended Sept. 30, 1997 are as follows:

                             Beginning     Purchase        Sales       Ending       Dividend
Issuer                            cost         cost         cost         cost         income

 China North

  Inds.                    $18,789,176          $--   $5,710,000  $13,079,176           $--

38            (THIS ANNUAL REPORT IS NOT PART OF THE PROSPECTUS.)

(o) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated.

(p) Identifies issues considered to be illiquid as to their marketability (see
Note 1 to the financial statements). Information concerning such security holdings at Sept. 30, 1997, is as follows:

                                             ACQUISITION
SECURITY                                           DATES          COST

 American United Life*

  7.75% 2026                                     2/13/96   $5,000,000

 Geotek Communications

  12.00% 2001 Cv                                  3/4/96    2,485,000

 Veninfotel

  10.00% 2002

  (U.S. Dollar) Cv Pay-in-kind    03/05/97 thru 07/23/97    2,250,000

*Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.

(q) At Sept. 30, 1997, the cost of securities for federal income tax purpose was $2,733,620,229 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.................    $374,712,999

Unrealized depreciation.................     (32,943,924)
---------------------------------------------------------
Net unrealized appreciation.............    $341,769,075
---------------------------------------------------------

              (THIS ANNUAL REPORT IS NOT PART OF THE PROSPECTUS.)             39

------------------------------------
                   IDS mutual funds

-------------------------------------------------------------------
                    GLOBAL/INTERNATIONAL FUNDS
                    FUNDS IN THIS GROUP SEEK CAPITAL GROWTH AND/OR INCOME BY INVESTING PRIMARILY IN FOREIGN SECURITIES.
                    FOREIGN INVESTMENTS MAY BE SUBJECT TO CURRENCY FLUCTUATIONS AND POLITICAL AND ECONOMIC RISKS OF THE
                    COUNTRIES IN WHICH THE INVESTMENTS ARE MADE. THEY ARE HIGH RISK MUTUAL FUNDS WITH A POTENTIAL FOR
                    HIGH REWARD.
-------------------------------------------------------------------
IDS EMERGING        Invests in a Portfolio comprised primarily of
MARKETS FUND        stocks of companies in developing countries                 [(ICON OF) WORLD WITH COUNTRIES]
                    throughout the world that are believed to offer
                    growth potential. Seeks to provide long-term
                    growth of capital.
-------------------------------------------------------------------
IDS GLOBAL          Invests in a Portfolio comprised primarily of
GROWTH FUND         stocks of companies throughout the world that are                   [(ICON OF) WORLD]
                    positioned to meet market needs in a changing
                    world economy. These companies offer above-average
                    potential for long-term growth.
-------------------------------------------------------------------
IDS INTERNATIONAL   Invests primarily in common stocks of foreign
FUND                companies that offer potential for superior                      [(ICON OF) THREE FLAGS]
                    growth. The Fund may invest up to 20% of its
                    assets in the U.S. market.
-------------------------------------------------------------------
IDS GLOBAL          Invests in stocks and bonds in, for the most part,
BALANCED FUND       major markets throughout the world, including the         [(ICON OF) SCALE HOLDING TWO WORLDS]
                    U.S. Seeks to provide a balance of growth of
                    capital and current income.
-------------------------------------------------------------------
IDS GLOBAL          Invests in a Portfolio comprised primarily of debt
BOND FUND           securities of U.S. and foreign issuers to seek                      [(ICON OF) GLOBE]
                    high total return through income and growth of
                    capital.

-------------------------------------------------------------------
                    GROWTH FUNDS
                    FUNDS IN THIS GROUP SEEK CAPITAL GROWTH, PRIMARILY FROM COMMON STOCKS. THEY ARE HIGH RISK MUTUAL
                    FUNDS WITH A POTENTIAL FOR HIGH REWARD.

-------------------------------------------------------------------
IDS PRECIOUS        Invests primarily in the securities of foreign or
METALS FUND         domestic companies that explore for, mine and               [(ICON OF) CART OF PRECIOUS GEMS]
                    process or distribute gold and other precious
                    metals. A highly aggressive and speculative fund
                    that seeks long-term growth of capital.
-------------------------------------------------------------------
IDS DISCOVERY FUND  Invests in small- and medium-size, growth-oriented
                    companies emphasizing technological innovation and                  [(ICON OF) SHIP]
                    productivity enhancement. Buys and holds larger
                    growth-oriented stocks.
-------------------------------------------------------------------
IDS SMALL COMPANY   Invests in all or a representative group of the
INDEX FUND          equity securities comprising the S & P SmallCap                [(ICON OF) OFFICE BUILDING]
                    600 Index, as it strives to provide long-term
                    capital appreciation.

40            (THIS ANNUAL REPORT IS NOT PART OF THE PROSPECTUS.)

-------------------------------------------------------------------
IDS STRATEGY        Invests primarily in common stocks of companies
AGGRESSIVE FUND     that are selected for their potential for above-                 [(ICON OF) CHESS PIECE]
                    average growth. Above-average means that their
                    growth potential is better, in the opinion of the
                    investment manager, than the Standard & Poor's
                    Corporation (S & P) 500 Stock Index.
-------------------------------------------------------------------
IDS RESEARCH        Invests in a Portfolio comprised primarily of
OPPORTUNITIES FUND  equity securities of companies included in the S &            [(ICON OF) MAGNIFYING GLASS]
                    P 500 Index that are believed to have strong
                    growth potential. The Portfolio is managed using a
                    research methodology by the Research Department of
                    AEFC. Goal is long-term appreciation.
-------------------------------------------------------------------
IDS GROWTH FUND     Invests in a Portfolio comprised primarily of
                    companies that have above-average potential for                     [(ICON OF) TREES]
                    long-term growth as a result of new management,
                    marketing opportunities or technological
                    superiority.
-------------------------------------------------------------------
IDS NEW             Invests in a Portfolio comprised primarily of
DIMENSIONS FUND     companies with significant growth potential due to                [(ICON OF) DIMENSION]
                    superiority in technology, marketing or
                    management. The Fund frequently changes its
                    industry mix.
-------------------------------------------------------------------
IDS PROGRESSIVE     Invests primarily in undervalued common stocks.
FUND                The Fund holds stocks for the long term with the                [(ICON OF) SHOOTING STAR]
                    goal of capital growth.

-------------------------------------------------------------------
                    GROWTH & INCOME FUNDS
                    THESE FUNDS FOCUS ON SECURITIES OF MEDIUM TO LARGE, WELL-ESTABLISHED COMPANIES THAT OFFER LONG-TERM
                    GROWTH OF CAPITAL AND REASONABLE INCOME FROM DIVIDENDS AND INTEREST.

-------------------------------------------------------------------
IDS EQUITY          Invests primarily in a combination of moderate
SELECT FUND         growth stocks, higher-yielding equities and bonds.            [(ICON OF) THREE PINE TREES]
                    Seeks growth of capital and income.
-------------------------------------------------------------------
IDS BLUE CHIP       Invests in selected stocks from a major market
ADVANTAGE FUND      index. Securities purchased are those recommended                  [(ICON OF) RIBBON]
                    by our research analysts as the best from each
                    industry represented on the index. Offers
                    potential for long-term growth as well as dividend
                    income.
-------------------------------------------------------------------
IDS MANAGED         Invests in a Portfolio comprised primarily of U.S.
ALLOCATION FUND     equity securities, U.S. and foreign debt                          [(ICON OF) GYROSCOPE]
                    securities, foreign equity securities and money
                    market instruments. The Fund provides
                    diversification among these major investment
                    categories and has a target mix that represents
                    the way the Fund's investments will be allocated
                    over the long term. Seeks maximum total return.

              (THIS ANNUAL REPORT IS NOT PART OF THE PROSPECTUS.)             41

                   IDS mutual funds

-------------------------------------------------------------------
IDS STOCK FUND      Invests in a Portfolio comprised primarily of
                    common stock of companies representing many                 [(ICON OF) BUILDING WITH COLUMNS]
                    sectors of the economy. Seeks current income and
                    growth of capital.
-------------------------------------------------------------------
IDS EQUITY          Invests primarily in undervalued common stocks
VALUE FUND          that offer potential for growth of capital and              [(ICON OF) THREE GROWING FLOWERS]
                    income.
-------------------------------------------------------------------
IDS UTILITIES       Invests primarily in the stocks of public utility
INCOME FUND         companies to seek high current income and growth                 [(ICON OF) LIGHT BULB]
                    of income and capital with reduced volatility.
-------------------------------------------------------------------
IDS DIVERSIFIED     Invests in a Portfolio comprised primarily of
EQUITY INCOME FUND  high- yielding common stocks to seek high current             [(ICON OF) TWO PUZZLE PIECES]
                    income and, secondarily, to benefit from the
                    growth potential offered by stock investments.
-------------------------------------------------------------------
IDS MUTUAL          Invests in a Portfolio which seeks to balance
                    between common stocks and senior securities                   [(ICON OF) SCALE OF JUSTICE]
                    (preferred stocks and bonds). Seeks a balance of
                    growth of capital and current income.

-------------------------------------------------------------------
                    INCOME FUNDS
                    THE FUNDS IN THIS GROUP INVEST THEIR ASSETS PRIMARILY IN CORPORATE BONDS OR GOVERNMENT SECURITIES TO
                    SEEK INTEREST INCOME. SECONDARY OBJECTIVE IS CAPITAL GROWTH. RISK VARIES BY BOND QUALITY.

-------------------------------------------------------------------
IDS EXTRA           Invests in a Portfolio comprised mainly of
INCOME FUND         long-term, high-yielding corporate fixed-income                     [(ICON OF) COINS]
                    securities in the lower rated, higher risk bond
                    categories to seek high current income. Secondary
                    objective is capital growth.
-------------------------------------------------------------------
IDS BOND FUND       Invests mainly in corporate bonds, at least 50% in
                    the higher rated, lower risk bond categories, or                [(ICON OF) GREEK COLUMN]
                    the equivalent, and in government bonds.
-------------------------------------------------------------------
IDS SELECTIVE FUND  Invests in a Portfolio comprised primarily of
                    high-quality corporate bonds and other highly                      [(ICON OF) SKYLINE]
                    rated debt instruments including government
                    securities and short-term investments. Seeks
                    current income and preservation of capital.
-------------------------------------------------------------------
IDS FEDERAL         Invests in a Portfolio comprised primarily of
INCOME FUND         securities issued or guaranteed as to the timely       [(ICON OF) SHIELD WITH EAGLE HEAD ENCLOSED]
                    payment of principal and interest by the U.S.
                    government, its agencies and instrumentalities.
                    Seeks a high level of current income and safety of
                    principal consistent with its type of investments.

42            (THIS ANNUAL REPORT IS NOT PART OF THE PROSPECTUS.)

-------------------------------------------------------------------
                    TAX-EXEMPT INCOME FUNDS
                    THESE FUNDS PROVIDE TAX-FREE INCOME BY INVESTING IN MUNICIPAL BONDS. THE INCOME IS GENERALLY FREE
                    FROM FEDERAL INCOME TAX, BUT A PORTION OF THE INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES. RISK
                    VARIES BY BOND QUALITY.

-------------------------------------------------------------------
IDS TAX-EXEMPT      Invests mainly in bonds and notes of state or
BOND FUND           local government units, with at least 75% in the      [(ICON OF) SHIELD WITH GREEK COLUMN ENCLOSED]
                    four highest rated, lowest risk bond categories.
-------------------------------------------------------------------
IDS INSURED         Invests primarily in municipal securities that are
TAX-EXEMPT FUND     insured as to the timely payment of principal and         [(ICON OF) SHIELD WITH STAR ENCLOSED]
                    interest. The insurance feature minimizes credit
                    risk of the Fund but does not guarantee the market
                    value of the Fund's shares.
-------------------------------------------------------------------
IDS STATE           Invests primarily in high- and medium-grade
TAX-EXEMPT FUNDS    municipal securities to provide income to                 [(ICON OF) SHIELD WITH U.S. ENCLOSED]
(CA, MA, MI, MN,    residents of each respective state that is exempt
NY, OH)             from federal, state and local income taxes. (New
                    York is the only state that is exempt at the local
                    level.)
-------------------------------------------------------------------
IDS HIGH YIELD      Invests in a Portfolio comprised primarily of
TAX-EXEMPT FUND     medium- and lower-quality municipal bonds and       [(ICON OF) SHIELD WITH BASKET OF APPLES ENCLOSED]
                    notes. Lower-quality securities generally involve
                    greater risk of principal and income.
-------------------------------------------------------------------
IDS INTERMEDIATE    Invests in mainly investment-grade bonds and other
TAX-EXEMPT FUND     debt securities with intermediate-term maturities        [(ICON OF) SHIELD WITH A TREE ENCLOSED]
                    issued by state and local government units. Goal
                    is to seek a high level of current income exempt
                    from federal taxes.

-------------------------------------------------------------------
                    MONEY MARKET FUNDS
                    THESE MONEY MARKET FUNDS HAVE THREE MAIN GOALS: CONSERVATION OF CAPITAL, CONSTANT LIQUIDITY AND THE
                    HIGHEST POSSIBLE CURRENT INCOME CONSISTENT WITH THESE OBJECTIVES. AN INVESTMENT IN THESE FUNDS IS
                    NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT THESE FUNDS
                    WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. VERY LIMITED RISK.

-------------------------------------------------------------------
IDS CASH            Invests in such money market securities as high
MANAGEMENT FUND     quality commercial paper, banker's acceptances,                  [(ICON OF) PIGGY BANK]
                    certificates of deposit (CDs) and other bank
                    securities.
-------------------------------------------------------------------
IDS TAX-FREE        Invests primarily in short-term bonds and notes
MONEY FUND          issued by state and local governments to seek high     [(ICON OF) SHIELD WITH PIGGY BANK ENCLOSED]
                    current income exempt from federal income taxes.

              (THIS ANNUAL REPORT IS NOT PART OF THE PROSPECTUS.)             43

-----------------------------------
                 Federal income tax information

                   IDS MANAGED ALLOCATION FUND

                   The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. Some of the dividends listed below were reported to you on a Form 1099-DIV, Dividends and Distributions, last January. Dividends paid to you since the end of last year will be reported to you on a tax statement sent next January. Shareholders should consult a tax advisor on how to report distributions for state and local purposes.

                   CLASS A

 INCOME DISTRIBUTION
TAXABLE AS DIVIDEND INCOME, 10.56% QUALIFYING FOR DEDUCTION BY CORPORATIONS.
 Payable date                                                           Per share
 Dec. 27, 1996                                                           $0.36142
 March 27, 1997                                                           0.07624
 June 27, 1997                                                            0.08449
 Sept. 26, 1997                                                           0.08025
 TOTAL                                                                   $0.60240

 CAPITAL GAIN DISTRIBUTION
TAXABLE AS LONG-TERM CAPITAL GAIN.
 Payable date                                                           Per share
 Dec. 27, 1996                                                           $1.20436
 TOTAL DISTRIBUTIONS                                                     $1.80676

                   The distribution of $0.1.56578 per share, payable Dec. 27, 1996, consisted of $0.07537 derived from net investment income, $0.28605 from net short-term capital gains (a total of $0.36142 taxable as dividend income) and $1.20436 from net long-term capital gains.

44            (THIS ANNUAL REPORT IS NOT PART OF THE PROSPECTUS.)

                   CLASS B

 INCOME DISTRIBUTION
TAXABLE AS DIVIDEND INCOME, 10.56% QUALIFYING FOR DEDUCTION BY CORPORATIONS.
 Payable date                                                           Per share
 Dec. 27, 1996                                                           $0.33853
 March 27, 1997                                                           0.05560
 June 27, 1997                                                            0.06288
 Sept. 26, 1997                                                           0.05738
 TOTAL                                                                   $0.51439

 CAPITAL GAIN DISTRIBUTION
TAXABLE AS LONG-TERM CAPITAL GAIN.
 Payable date                                                           Per share
 Dec. 27, 1996                                                           $1.20436
 TOTAL DISTRIBUTIONS                                                     $1.71875

                   The distributions of $1.54289 per share, payable Dec. 27, 1996, consisted of $0.05248 derived from net investment income, $0.28605 from net short-term capital gains (a total of $0.33853 taxable as dividend income) and $1.20436 from net long-term capital gains.

                   CLASS Y

 INCOME DISTRIBUTION
TAXABLE AS DIVIDEND INCOME, 10.56% QUALIFYING FOR DEDUCTION BY CORPORATIONS.
 Payable date                                                           Per share
 Dec. 27, 1996                                                           $0.36696
 March 27, 1997                                                           0.08122
 June 27, 1997                                                            0.08801
 Sept. 26, 1997                                                           0.08257
 TOTAL                                                                   $0.61876

 CAPITAL GAIN DISTRIBUTION
TAXABLE AS LONG-TERM CAPITAL GAIN.
 Payable date                                                           Per share
 Dec. 27, 1996                                                           $1.20436
 TOTAL DISTRIBUTIONS                                                     $1.82312

                   The distribution of $1.57132 per share, payable Dec. 27, 1996, consisted of $0.08091 derived from net investment income, $0.28605 from net short-term capital gains (a total of $0.36696 taxable as dividend income) and $1.20436 from net long-term capital gains.

              (THIS ANNUAL REPORT IS NOT PART OF THE PROSPECTUS.)             45

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